Exhibit 10.5

按期申报协议

Timely Reporting Agreement

本按期申报协议(下称“本协议”)由下列各方于2022年10月17日在中华人民共和国（下称“中国”）深圳签订：

This Timely Reporting Agreement (this “Agreement”) has been executed by and among the following parties on October 17, 2022 in Shenzhen, the People’s Republic of China (“China” or the “PRC”)

甲 方：深圳百誉巨成数据科技有限公司，一家依照中国法律设立和存在的外商独资企业的下属子公司，地址为：深圳市福田区车公庙泰然八路深业泰然大厦C座25层

Party A:	Shenzhen Baiyu Jucheng Data Technology Co., Ltd., a subsidiary of wholly foreign-owned enterprise organized and existing under the laws of the PRC, with its address at 25th Floor, Block C, Shenzhen Tairan Building, Tairan 8th Road, Futian District, Shenzhen, China

乙 方：深圳铜道网科技有限公司，一家依照中国法律设立和存在的有限责任公司，地址为：深圳市前海深港合作区前湾一路1号A栋201室

Party B:	Shenzhen Tongdow Internet Technology Co., Ltd, a limited liability company organized and existing under the laws of the PRC, with its address at Qianhai Complex A201, Qianwan Road 1st, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, China

在本合同中，甲方、乙方合称为“双方”。

In this Agreement, Party A and Party B shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

乙方知晓甲方的上市公司TD Holdings, Inc.股票登记在美国证券交易所（下称“SEC”），其必须向SEC申报各种综合其运营的报告。乙方了解如果甲方未能按期申报报告将对甲方导致重大的损害。

Party B is aware that the securities of Party A’s listed company TD Holdings, Inc. are registered with the US Securities Exchange Commission (“SEC”) and that it must file various reports with the SEC that consolidate Party A with its own operations. Party B acknowledges that Party A’s failure to file timely reports may result in material damages to Party A.

双方特此商定按照以下条款签订本协议。

The Parties hereby have mutually agreed to execute this Agreement upon the following terms.

乙方同意其有义务使甲方接触到其高管及董事人员，并且及时提供甲方需要的全部信息，以便于甲方可以按要求向SEC申报所有必要的和规定的报告。

Party B agrees that it is obligated to make its officers and directors available to Party A and promptly provide all information required by Party A so that Party A can file all necessary SEC and other regulatory reports as required.

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

甲方： 深圳百誉巨成数据科技有限公司

Party A: Shenzhen Baiyu Jucheng Data Technology Co., Ltd.

签字：Signature (Seal): Jian He

日期：2022年10月17日

Date: October 17, 2022

乙方：深圳铜道网科技有限公司

Party B: Shenzhen Tongdow Internet Technology Co., Ltd

签字：Signature (Seal): Chao Luo

日期：2022年10月17日

Date: October 17, 2022